                                                                    EXHIBIT 99.2

             GUIDANT CORPORATION
QUARTERLY INCOME STATEMENTS RETROACTIVELY RESTATED FOR
CARDIOTHORACIC SYSTEMS, INC. (CTS)
                    1999

                                                                            REPORTED RESULTS
                                                                            GUIDANT CORPORATION - 1999
                                                                            --------------------------

                                                                            Nine Month       Third         Second       First
                                                                                             -----         ------       -----
                                                                               Ended
                                                                         September 30, 1999
                                                                         ------------------
Vascular intervention                                                         $  932.0      $ 290.1       $ 317.5      $ 324.4
Cardiac rhythm management                                                        781.7        266.3         269.8        245.6
Cardiac & vascular surgery                                                        40.8          4.5          16.2         20.1
                                                                        ------------------------------------------------------
Total net sales                                                                1,754.5        560.9         603.5        590.1
Cost of products sold                                                            445.0        141.1         157.5        146.4
                                                                        ------------------------------------------------------
Gross profit                                                                   1,309.5        419.8         446.0        443.7
Purchased research and development                                                49.0            -             -         49.0
Research and development                                                         235.5         74.0          79.2         82.3
Sales, marketing, and administrative                                             505.6        164.6         170.0        171.0
Foundation contribution                                                           20.2         20.2             -            -
                                                                        ------------------------------------------------------
Total operating expenses                                                         810.3        258.8         249.2        302.3
Other income (expenses), net                                                    (100.1)       (33.3)        (44.4)       (22.4)
                                                                        ------------------------------------------------------
Income before income taxes and cumulative effect of accounting change            399.1        127.7         152.4        119.0
Income taxes                                                                     151.2         29.0          58.6         63.6
                                                                        ------------------------------------------------------
Income before cumulative effect of accounting change                             247.9         98.7          93.8         55.4
Cumulative effect of accounting change                                            (3.3)           -             -         (3.3)
                                                                        ------------------------------------------------------
Net income                                                                    $  244.6      $  98.7       $  93.8      $  52.1
                                                                        ======================================================
Earnings per share                                                            $   0.83      $  0.33       $  0.32      $  0.18
Weighted average common shares outstanding                                      295.24       295.31        295.27       295.14
Earnings per share - assuming dilution                                        $   0.80      $  0.32       $  0.31      $  0.17
Weighted average common shares outstanding - assuming dilution                  305.63       305.54        305.16       306.20

                                                                            REPORTED RESULTS
                                                                            CTS - 1999
                                                                            ----------

                                                                            Nine Month       Third         Second       First
                                                                               Ended         -----         ------       -----
                                                                         September 30, 1999
                                                                         ------------------
Vascular intervention
Cardiac rhythm management
Cardiac & vascular surgery                                                      $21.7         $ 8.1         $ 7.3        $ 6.3
                                                                    ----------------------------------------------------------
Total net sales                                                                  21.7           8.1           7.3          6.3
Cost of products sold                                                             7.5           2.6           2.6          2.3
                                                                    ----------------------------------------------------------
Gross profit                                                                     14.2           5.5           4.7          4.0
Research and development                                                          7.7           2.5           2.5          2.7
Sales, marketing, and administrative                                             15.5           5.1           4.8          5.6
                                                                    ----------------------------------------------------------
Total operating expenses                                                         23.2           7.6           7.3          8.3
Other income (expenses), net                                                      1.2           0.3           0.4          0.5
                                                                    ----------------------------------------------------------
Income (loss) before income taxes                                                (7.8)         (1.8)         (2.2)        (3.8)
Income taxes                                                                        -             -             -            -
                                                                    ----------------------------------------------------------
Net income (loss)                                                              ($ 7.8)       ($ 1.8)       ($ 2.2)      ($ 3.8)
                                                                    ==========================================================
Weighted average common shares outstanding                                       5.20          5.23          5.21         5.17
Weighted average common shares outstanding - assuming dilution                   5.59          5.62          5.59         5.56

                                                                     COMBINED - 1999
                                                                     ---------------
                                                                     Nine Month Ended       Third         Second        First
                                                                                            -----         ------        -----
                                                                    September 30, 1999
                                                                    ------------------
Vascular intervention                                               $      932.0           $ 290.1       $ 317.5       $ 324.4
Cardiac rhythm management                                                  781.7             266.3         269.8         245.6
Cardiac & vascular surgery                                                  62.5              12.6          23.5          26.4
                                                                    ----------------------------------------------------------
Total net sales                                                          1,776.2             569.0         610.8         596.4
Cost of products sold                                                      452.5             143.7         160.1         148.7
                                                                    ----------------------------------------------------------
Gross profit                                                             1,323.7             425.3         450.7         447.7
Purchased research and development                                          49.0                 -             -          49.0
Research and development                                                   243.2              76.5          81.7          85.0
Sales, marketing, and administrative                                       521.1             169.7         174.8         176.6
Foundation contribution                                                     20.2              20.2             -             -
                                                                    ----------------------------------------------------------
Total operating expenses                                                   833.5             266.4         256.5         310.6
Other income (expenses), net                                               (98.9)            (33.0)        (44.0)        (21.9)
                                                                    ----------------------------------------------------------
Income before income taxes and cumulative effect of accounting
change                                                                     391.3             125.9         150.2         115.2
Income taxes                                                               151.2              29.0          58.6          63.6
                                                                    ----------------------------------------------------------
Income before cumulative effect of accounting change                       240.1              96.9          91.6          51.6
Cumulative effect of accounting change                                      (3.3)                -             -          (3.3)
                                                                    ----------------------------------------------------------
Net income                                                          $      236.8           $  96.9       $  91.6       $  48.3
                                                                    ==========================================================
Earnings per share                                                  $       0.79           $  0.32       $  0.30       $  0.16
Weighted average common shares outstanding                                300.44            300.54        300.48        300.31
Earnings per share - assuming dilution                              $       0.76           $  0.31       $  0.29       $  0.15
Weighted average common shares outstanding - assuming dilution            311.22            311.16        310.75        311.76

                                                                     SPECIAL ITEMS *
                                                                     ---------------
                                                                     Nine Month Ended        Third         Second         First
                                                                                             -----         ------         -----
                                                                    September 30, 1999
                                                                    ------------------
Vascular intervention                                                             -               -             -             -
Cardiac rhythm management                                                         -               -             -             -
Cardiac & vascular surgery                                                        -               -             -             -
                                                                           ----------------------------------------------------
Total net sales                                                                   -               -             -             -
Cost of products sold                                                        ($26.2)         ($ 8.3)       ($11.0)       ($ 6.9)
                                                                           ----------------------------------------------------
Gross profit                                                                   26.2             8.3          11.0           6.9
Purchased research and development                                            (49.0)              -             -         (49.0)
Research and development                                                       (1.7)           (0.7)         (0.5)         (0.5)
Sales, marketing, and administration                                           (3.2)           (0.8)         (1.5)         (0.9)
Foundation contribution                                                       (20.2)          (20.2)            -             -
                                                                           ----------------------------------------------------
Total operating expenses                                                      (74.1)          (21.7)         (2.0)        (50.4)
Other income (expenses), net                                                  (13.6)            0.8                       (14.4)
                                                                           ----------------------------------------------------
Income before income taxes and cumulative effect of accounting
change                                                                         86.7            30.8          13.0          42.9
Income taxes                                                                   28.1            29.5           2.4          (3.8)
                                                                           ----------------------------------------------------
Income before cumulative effect of accounting change                           58.6             1.3          10.6          46.7
Cumulative effect of accounting change                                          3.3               -             -           3.3
                                                                           ----------------------------------------------------
Net income                                                                    $61.9           $ 1.3         $10.6         $50.0
                                                                           ====================================================

*Special charges on the cost of products sold, research and development, and sales, marketing, and administration lines represent the impact of stay-pay and the purchase accounting write-up of acquired Intermedics inventory sold. Special items on the other income (expenses) line represent one-time gains on an equity investment and loss on sale of general surgery product line. Income tax adjustments reflect the tax impact of the special items, as well as a special credit in the third quarter of 1999 for a change in the tax code relative to NOL carryforwards.

                                                                            1999 COMBINED AS ADJUSTED FOR SPECIAL ITEMS
                                                                            -------------------------------------------
                                                                     Nine Month Ended        Third         Second         First
                                                                                             -----         ------         -----
                                                                    September 30, 1999
                                                                    ------------------
Vascular intervention                                                    $  932.0           $ 290.1       $ 317.5       $ 324.4
Cardiac rhythm management                                                   781.7             266.3         269.8         245.6
Cardiac & vascular surgery                                                   62.5              12.6          23.5          26.4
                                                                    -----------------------------------------------------------
Total net sales                                                           1,776.2             569.0         610.8         596.4
Cost of products sold                                                       426.3             135.4         149.1         141.8
                                                                    -----------------------------------------------------------
Gross profit                                                              1,349.9             433.6         461.7         454.6
Research and development                                                    241.5              75.8          81.2          84.5
Sales, marketing, and administrative                                        517.9             168.9         173.3         175.7
                                                                    -----------------------------------------------------------
Total operating expenses                                                    759.4             244.7         254.5         260.2
Other income (expenses), net                                               (112.5)            (32.2)        (44.0)        (36.3)
                                                                    -----------------------------------------------------------
Income before income taxes                                                  478.0             156.7         163.2         158.1
Income taxes                                                                179.3              58.5          61.0          59.8
                                                                    -----------------------------------------------------------
Net income                                                               $  298.7           $  98.2       $ 102.2       $  98.3
                                                                    ===========================================================
Earnings per share                                                       $   0.99           $  0.33       $  0.34       $  0.33
Weighted average common shares outstanding                                 300.44            300.54        300.48        300.31
Earnings per share - assuming dilution                                   $   0.96           $  0.32       $  0.33       $  0.32
Weighted average common shares outstanding - assuming dilution             311.22            311.16        310.75        311.76

                                                           REPORTED RESULTS
                                                           ----------------
                                                           GUIDANT CORPORATION - 1998
                                                           --------------------------
                                                           Total 1998             Fourth       Third        Second        First
                                                           -----------            ------       -----        ------        -----
Vascular intervention                                        $1,002.2            $ 262.8     $ 216.0       $ 256.4      $ 267.0
Cardiac rhythm management                                       824.6              210.7       213.4         215.1        185.4
Cardiac & vascular surgery                                       70.2               20.0        16.0          16.3         17.9
                                                           --------------------------------------------------------------------
Total net sales                                               1,897.0              493.5       445.4         487.8        470.3
Cost of sales                                                   422.0              108.9        95.7         110.0        107.4
                                                           --------------------------------------------------------------------
Gross profit                                                  1,475.0              384.6       349.7         377.8        362.9
Purchased research and development                              118.7                  -        90.0          28.7            -
Research and development                                        276.0               78.2        70.0          65.8         62.0
Sales, marketing, and administrative                            558.6              147.2       135.2         141.1        135.1
                                                           --------------------------------------------------------------------
Total operating expenses                                        953.3              225.4       295.2         235.6        197.1
Other income (expenses), net                                   (394.1)             (74.3)     (219.0)        (20.5)       (80.3)
                                                           --------------------------------------------------------------------
Income (loss) before income taxes                               127.6               84.9      (164.5)        121.7         85.5
Income taxes                                                    129.8               44.1        12.5          43.0         30.2
                                                           --------------------------------------------------------------------
Net income (loss)                                               ($2.2)           $  40.8     ($177.0)      $  78.7      $  55.3
                                                           ====================================================================
Earnings (loss) per share                                      ($0.01)           $  0.14      ($0.60)      $  0.27      $  0.19
Weighted average common shares outstanding                     294.59             294.59      294.66        294.60       294.52
Earnings (loss) per share - assuming dilution                  ($0.01)           $  0.13      ($0.60)      $  0.26      $  0.18
Weighted average common shares outstanding -
assuming dilution                                              294.59             302.96      294.66        301.90       301.88

                                                           CTS - 1998
                                                           ----------
                                                           Total 1998           Fourth         Third        Second        First
                                                           ----------           ------         -----        ------        -----
Vascular intervention
Cardiac rhythm management
Cardiac & vascular surgery                                    $ 16.1            $  4.9         $ 4.4         $ 3.8        $ 3.0
                                                           --------------------------------------------------------------------
Total net sales                                                 16.1               4.9           4.4           3.8          3.0
Cost of products sold                                            7.2               2.0           1.9           1.7          1.6
                                                           --------------------------------------------------------------------
Gross profit                                                     8.9               2.9           2.5           2.1          1.4
Research and development                                        11.5               3.5           2.7           2.6          2.7
Sales, marketing, and administrative                            21.7               5.4           5.3           5.9          5.1
Restructuring charge                                             0.7               0.7             -             -            -
                                                           --------------------------------------------------------------------
Total operating expenses                                        33.9               9.6           8.0           8.5          7.8
Other income (expenses), net                                     2.4               0.5           0.6           0.6          0.7
                                                           --------------------------------------------------------------------
Income (loss) before income taxes                              (22.6)             (6.2)         (4.9)         (5.8)        (5.7)
Income taxes                                                       -                 -             -             -            -
                                                           --------------------------------------------------------------------
Net income (loss)                                             ($22.6)            ($6.2)        ($4.9)        ($5.8)       ($5.7)
                                                           ====================================================================
Weighted average common shares outstanding                      5.05              5.12          5.06          5.02         4.97
Weighted average common shares outstanding -
assuming dilution                                               5.36              5.48          5.39          5.32         5.26

                                                           1998 - REPORTED COMBINED
                                                           ------------------------
                                                           Total 1998           Fourth         Third        Second      First
                                                           ----------           ------         -----        ------      -----
Vascular intervention                                       $1,002.2            $262.8        $216.0        $256.4     $267.0
Cardiac rhythm management                                      824.6             210.7         213.4         215.1      185.4
Cardiac & vascular surgery                                      86.3              24.9          20.4          20.1       20.9
                                                            -----------------------------------------------------------------
Total net sales                                              1,913.1             498.4         449.8         491.6      473.3
Cost of products sold                                          429.2             110.9          97.6         111.7      109.0
                                                            -----------------------------------------------------------------
Gross profit                                                 1,483.9             387.5         352.2         379.9      364.3
Purchased research and development                             118.7                 -          90.0          28.7          -
Research and development                                       287.5              81.7          72.7          68.4       64.7
Sales, marketing, and administrative                           580.3             152.6         140.5         147.0      140.2
Restructuring charge                                             0.7               0.7             -             -          -
                                                            -----------------------------------------------------------------
Total operating expenses                                       987.2             235.0         303.2         244.1      204.9
Other income (expenses), net                                  (391.7)            (73.8)       (218.4)        (19.9)     (79.6)
                                                            -----------------------------------------------------------------
Income (loss) before income taxes                              105.0              78.7        (169.4)        115.9       79.8
Income taxes                                                   129.8              44.1          12.5          43.0       30.2
                                                            -----------------------------------------------------------------
Net income (loss)                                           $  (24.8)          $  34.6       $(181.9)      $  72.9    $  49.6
                                                            =================================================================
Earnings (loss) per share                                   $  (0.08)          $  0.12       $ (0.61)      $  0.24    $  0.17
Weighted average common shares outstanding                    299.64            299.71        299.72        299.62     299.49
Earnings (loss) per share - assuming dilution               $  (0.08)          $  0.11       $ (0.61)      $  0.24    $  0.16
Weighted average common shares outstanding -
assuming dilution                                             299.64            308.44        299.72        307.22     307.14

                                                                       SPECIAL CHARGES*
                                                                       ------------------------------------------------------------

                                                                       Total 1998      Fourth         Third       Second      First
                                                                       ----------      ------         -----       ------      -----
Vascular intervention                                                          -            -             -            -          -
Cardiac rhythm management                                                      -            -             -            -          -
Cardiac & vascular surgery                                                     -            -             -            -          -
                                                                        -----------------------------------------------------------
Total net sales                                                                -            -             -            -          -
Cost of products sold                                                          -            -             -            -          -
                                                                        -----------------------------------------------------------
Gross profit                                                                   -            -             -            -          -
Purchased research and development                                      $ (118.7)           -       $ (90.0)     $ (28.7)         -
Research and development                                                       -            -             -            -          -
Sales, marketing, and administrative                                           -            -             -            -          -
Restructuring charge                                                        (0.7)     $  (0.7)            -            -          -
                                                                        -----------------------------------------------------------
Total operating expenses                                                  (119.4)        (0.7)        (90.0)       (28.7)         -
Other income (expenses), net                                               309.2         49.2         200.0            -    $  60.0
                                                                        -----------------------------------------------------------
Income before income taxes                                                 428.6         49.9         290.0         28.7       60.0
Income taxes                                                                66.3          3.2          31.8         10.1       21.2
                                                                        -----------------------------------------------------------
Net income                                                              $  362.3      $  46.7       $ 258.2      $  18.6    $  38.8
                                                                        ===========================================================

*Purchased research and development charges relate to acquisitions of InControl, Inc., and NeoCardia, LLC. Other income (expenses)
special charges are (i) a $200 million charge relative to the settlement of litigation with Sulzer Medica, Ltd., (ii) a $60 million charge that settled lawsuits with C.R. Bard, Inc., (iii) a $9.2 million expense related to patent infringement damages, and (iv) a
$40 million non-cash impairment charge on general surgery goodwill.

                                                                                1998 COMBINED AS ADJUSTED FOR SPECIAL
                                                                                               CHARGES
                                                                -----------------------------------------------------------------

                                                                 Total 1998       Fourth        Third       Second          First
                                                                 -----------      ------        -----       ------          -----
Vascular intervention                                               $1,002.2     $  262.8       $ 216.0     $  256.4       $ 267.0
Cardiac rhythm management                                              824.6        210.7         213.4        215.1         185.4
Cardiac & vascular surgery                                              86.3         24.9          20.4         20.1          20.9
                                                                    --------------------------------------------------------------
Total net sales                                                      1,913.1        498.4         449.8        491.6         473.3
Cost of products sold                                                  429.2        110.9          97.6        111.7         109.0
                                                                    --------------------------------------------------------------
Gross profit                                                         1,483.9        387.5         352.2        379.9         364.3
Research and development                                               287.5         81.7          72.7         68.4          64.7
Sales, marketing, and administrative                                   580.3        152.6         140.5        147.0         140.2
                                                                    --------------------------------------------------------------
Total operating expenses                                               867.8        234.3         213.2        215.4         204.9
Other income (expenses), net                                           (82.5)       (24.6)        (18.4)       (19.9)        (19.6)
                                                                    --------------------------------------------------------------
Income before income taxes                                             533.6        128.6         120.6        144.6         139.8
Income taxes                                                           196.1         47.3          44.3         53.1          51.4
                                                                    --------------------------------------------------------------
Net income                                                          $  337.5     $   81.3       $  76.3     $   91.5       $  88.4
                                                                    ==============================================================
Earnings per share                                                  $   1.13     $   0.27       $  0.25     $   0.31       $  0.30
Weighted average common shares outstanding                            299.64       299.71        299.72       299.62        299.49
Earnings per share - assuming dilution                              $   1.10     $   0.26       $  0.25     $   0.30       $  0.29
Weighted average common shares outstanding -
assuming dilution                                                     307.63       308.44        308.05       307.22        307.14

    GUIDANT CORPORATION and Subsidaries
         Consolidated Balance Sheet
            September 30, 1999
          (Dollars in millions)

                                                                                As Previously
                                                                                  Reported
                                                                                -------------
Assets                                                                            Guidant        CTS         Combined
                                                                                -------------   ------      ----------
Current Assets
Cash and cash equivalents                                                        $   25.5       $  6.4      $   31.9
Short-term investments                                                                  -         19.9          19.9
Accounts receivable, net of allowances of $15.9 (GDT), and  $0.5 (CTS)              449.2          5.6         454.8
Other reveivables                                                                    22.1          0.4          22.5
Inventories                                                                         242.3          2.6         244.9
Deferred income tax                                                                  82.0            -          82.0
Prepaid expenses                                                                     52.3          2.3          54.6
                                                                                 -----------------------------------
Total Current Assets                                                                873.4         37.2         910.6

Other Assets
Goodwill, net of allowances of $101.9 (GDT)                                         567.7            -         567.7
Other intangible assets, net of allowances of $24.2 (GDT)                           107.5            -         107.5
Deferred income taxes                                                                78.7            -          78.7
Investments                                                                          46.2          1.5          47.7
Sundry                                                                               33.9          1.1          35.0
                                                                                 -----------------------------------
                                                                                    834.0          2.6         836.6

Property and equipment, net of accumulated depreciation of $306.3 (GDT)
and $4.9 (CTS)                                                                      484.4          2.9         487.3
                                                                                 -----------------------------------
                                                                                 $2,191.8       $ 42.7      $2,234.5
                                                                                 ===================================

GUIDANT CORPORATION and Subsidaries
   Consolidated Balance Sheet
      September 30, 1999
     (Dollars in millions)

                                                                          Guidant          CTS        Combined
                                                                          -------       -------       --------
Liabilities and Shareholders' Equity

Current Liabitilites
Accounts payable                                                         $   52.9       $   1.9      $   54.8
Employee compensation                                                       100.9           2.3         103.2
Other liabilities                                                           196.8           2.9         199.7
Current portion of long-term debt                                           430.0           0.5         430.5
                                                                         ------------------------------------
Total Current Liabilities                                                   780.6           7.6         788.2

Noncurrent Liabilities
Long-term debt                                                              569.5           1.0         570.5
Other                                                                       116.0             -         116.0

Commitments and contingencies                                                   -             -             -

Shareholders' Equity
Common stock-no par value                                                   192.9             -         192.9
Additional paid-in captial                                                  149.7         103.9         253.6
Retained earnings                                                           497.6         (69.8)        427.8
Deferred cost, ESOP                                                         (39.2)            -         (39.2)
Treasury stock, at cost:
Shares:  676,710                                                            (37.3)            -         (37.3)
Accumulated other comprehensive income                                      (38.0)            -         (38.0)
                                                                         ------------------------------------
                                                                            725.7          34.1         759.8
                                                                         ------------------------------------
                                                                         $2,191.8       $  42.7      $2,234.5
                                                                         ====================================

GUIDANT CORPORATION and Subsidaries
    Consolidated Balance Sheet
        December 31, 1998
      (Dollars in millions)


                                                                         As Previously Reported
                                                                         ----------------------
Assets                                                                     Guidant         CTS        Combined
                                                                         ------------      ---        --------
Current Assets
Cash and cash equivalents                                                  $ 15.6         $ 1.7        $ 17.3
Short-term investments                                                          -          27.5          27.5
Accounts receivable, net of allowances of $19.5 (GDT) and $0.4 (CTS)        435.4           2.9         438.3
Other receivables                                                             8.3           0.7           9.0
Inventories                                                                 193.4           0.9         194.3
Deferred income taxes                                                        83.3             -          83.3
Prepaid expenses                                                             27.5           0.4          27.9
                                                                         ------------------------------------
Total Current Assets                                                        763.5          34.1         797.6

Other Assets
Goodwill, net of allowances of $78.9 (GDT)                                  202.6             -         202.6
Other intangable assets, net of allowances of $16.6 (GDT)                    44.3             -          44.3
Deferred income taxes                                                        73.8             -          73.8
Investments                                                                  62.5          11.1          73.6
Sundry                                                                       33.6           1.2          34.8
                                                                         ------------------------------------
                                                                            416.8          12.3         429.1

Property and equipment, net of accumulated depreciation of
$262.3 (GDT) and $0.4 (CTS)                                                 389.2           3.4         392.6

                                                                         ------------------------------------
                                                                         $1,569.5         $49.8      $1,619.3
                                                                         ====================================

GUIDANT CORPORATION and Subsidaries
    Consolidated Balance Sheet
        December 31, 1998
      (Dollars in millions)

                                                                          Guidant          CTS        Combined
                                                                          -------          ---        --------
Liabilities and Shareholders' Equity

Current Liabitilites
Accounts payable                                                         $   65.3       $   1.9      $   67.2
Employee compensation                                                       129.5           1.7         131.2
Other liabilities                                                           137.9           4.3         142.2
Current portion of long-term debt                                            54.5           0.5          55.0
Payable to Sulzer Medica                                                    200.0             -         200.0
                                                                         ------------------------------------
Total Current Liabilities                                                   587.2           8.4         595.6

Noncurrent Liabilities
Long-term debt                                                              390.0           1.4         391.4
Other                                                                        38.4             -          38.4

Commitments and contingencies                                                   -             -             -

Shareholders' Equity
Common stock-no par value                                                   192.5             -         192.5
Additional paid-in captial                                                  197.0         101.9         298.9
Retained earnings                                                           253.0         (62.0)        191.0
Deferred cost, ESOP                                                         (41.3)            -         (41.3)
Treasury stock, at cost:
Shares: 671,618                                                             (27.0)            -         (27.0)
Accumulated other comprehensive income                                      (20.3)          0.1         (20.2)
                                                                         ------------------------------------
                                                                            553.9          40.0         593.9
                                                                         ------------------------------------
                                                                         $1,569.5       $  49.8      $1,619.3
                                                                         ====================================